As filed with the Securities and Exchange Commission on October 29, 2014
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-22770
NEUBERGER BERMAN MLP INCOME FUND INC.
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Robert Conti, Chief Executive Officer and President
Neuberger Berman MLP Income Fund Inc.
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Date of fiscal year end: November 30
Date of reporting period: August 31, 2014
Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to Rule 30b1-5 under the Investment Company Act of 1940 (“1940 Act”) (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.
August 31, 2014
Schedule of Investments Neuberger Berman MLP Income Fund Inc. (Unaudited)
NUMBER OF SHARES		VALUE	†

Master Limited Partnerships and Related Companies (144.1%)

Coal & Consumable Fuels (9.1%)
1,315,822	Alliance Holdings GP, L.P.	$94,502,336	µ
466,172	Alliance Resource Partners, L.P.	23,196,719	µ
		117,699,055
Gas Utilities (1.7%)
900,000	CenterPoint Energy, Inc.	22,356,000

Leisure Facilities (7.9%)
2,087,000	Cedar Fair L.P.	103,285,630	µ

Oil & Gas Storage & Transportation (115.3%)
693,352	American Midstream Partners LP	18,269,825	+
5,320,987	Crestwood Equity Partners LP	67,842,584	µ
4,252,555	Crestwood Midstream Partners LP	99,339,685	µ
309,700	Enable Midstream Partners, LP	7,937,611
2,000,000	Enbridge Energy Partners, L.P.	72,640,000	µ
3,660,000	Energy Transfer Equity, L.P.	221,979,000	µ
779,700	Energy Transfer Partners, L.P.	44,793,765	µ
720,000	Enterprise Products Partners L.P.	29,253,600	µ
360,000	Midcoast Energy Partners, L.P.	8,100,000	µ
2,000,000	NGL Energy Partners LP	85,160,000	+
613,741	NuStar Energy L.P.	40,562,143	µ
1,060,636	NuStar GP Holdings, LLC	45,660,380	µ
1,400,000	Oneok Inc.	98,280,000	µ
9,517,251	Regency Energy Partners LP	313,878,938	µ
1,860,068	Southcross Energy Partners, L.P.	41,126,103	§µ
860,000	Spectra Energy Corp	35,827,600	µ
650,000	Spectra Energy Partners, LP	37,043,500	µ
235,000	Summit Midstream Partners, LP	12,990,800	µ
700,000	Teekay LNG Partners L.P.	30,380,000	µ
2,056,202	Teekay Offshore Partners L.P.	72,460,559	µ
1,460,000	Williams Companies, Inc.	86,782,400	µ
546,400	Williams Partners L.P.	28,964,664	µ
		1,499,273,157
Propane (10.1%)
785,575	AmeriGas Partners, L.P.	36,348,555	µ
2,130,000	Suburban Propane Partners, L.P.	94,721,100	µ
		131,069,655

	Total Master Limited Partnerships and Related Companies (Cost $1,333,618,611)	1,873,683,497

Short-Term Investments (1.8%)

23,760,597	Invesco STIT Treasury Portfolio Money Market Fund Institutional Class (Cost $23,760,597)	23,760,597

	Total Investments (145.9%) (Cost $1,357,379,208)	1,897,444,094	##

	Liabilities, less cash, receivables and other assets [(45.9%)]	(597,113,888)

	Total Net Assets Applicable to Common Stockholders (100.0%)	$1,300,330,206

August 31, 2014 (Unaudited)
Notes to Schedule of Investments

†
In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman MLP Income Fund Inc. (the “Fund”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund’s investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	•	Level 1 – quoted prices in active markets for identical investments

	•	Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

	•	Level 3 – unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund’s investments in equity securities (including master limited partnerships) and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. The value of the Fund’s investments in certain preferred stock is determined by Management by obtaining valuations from independent pricing services that are based on market information which may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (generally Level 2 inputs).

The value of the Fund’s investments in equity securities of publicly traded companies acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will typically be valued based on the market value of the freely tradable security less an applicable discount. Inputs used generally include the duration of the restriction period and the discount on purchase date.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in investment companies are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, the Fund seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Fund’s Board of Directors (the “Board”) has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts (“ADRs”) and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund’s investments as of August 31, 2014:

Asset Valuation Inputs
Investments:	Level 1	Level 2	Level 3	Total
Master Limited Partnerships and Related Companies
Coal & Consumable Fuels	$117,699,055	$—	$—	$117,699,055
Gas Utilities	22,356,000	—	—	22,356,000
Leisure Facilities	103,285,630	—	—	103,285,630
Oil & Gas Storage & Transportation	1,395,843,332	103,429,825	—	1,499,273,157
Propane	131,069,655	—	—	131,069,655
Total Master Limited Partnerships and Related Companies	1,770,253,672	103,429,825	—	1,873,683,497
Short-Term Investments	—	23,760,597	—	23,760,597
Total Investments	$1,770,253,672	$127,190,422	$—	$1,897,444,094

As of the period ending August 31, 2014, certain securities were transferred from one level to another, based on beginning of period market values as of November 30, 2013. Approximately $14,296,075 was transferred from Level 2 to Level 1 as a result of preferred stock converting to common stock. As of period ending August 31, 2014, the Fund had no transfers between Level 2 and Level 3, based on beginning of period market values as of November 30, 2013.

##
At August 31, 2014, the cost of investments for U.S. federal income tax purposes was $1,275,554,790. Gross unrealized appreciation of investments was $645,286,745 and gross unrealized depreciation of investments was $23,397,441 resulting in net unrealized appreciation of $621,889,304 based on cost for U.S. federal income tax purposes.

+
Restricted security subject to restrictions on resale. Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), or are private placements and, unless registered under the 1933 Act or exempt from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be illiquid.

At August 31, 2014, these securities amounted to approximately $103,429,825 or 8.0% of net assets applicable to common shareholders of the Fund.

Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets Applicable to Common Shareholders as of Acquisition Date	Value as of August 31, 2014	Fair Value Percentage of Net Assets Applicable to Common Shareholders as of August 31, 2014
American Midstream Partners LP	8/19/2014	$17,893,682	1.4%	$18,269,825	1.4%
NGL Energy Partners LP	6/5/2013	54,600,000	5.1%	85,160,000	6.6%
Total		$72,493,682		$103,429,825	8.0%

§	Affiliated issuer.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

Investments in Affiliates(1):

	Balance of Shares Held November 30, 2013	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held August 31, 2014	Value August 31, 2014	Distributions from Investments in Affiliated Issuers	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Southcross Energy Partners, L.P.	760,000	1,100,068	–	1,860,068	$41,126,103	$1,166,873	$–
Southcross Energy Partners, L.P. Series A, Preferred	774,016	27,327	(801,343)	–	–	945,184	–
Total					$41,126,103	$2,112,057	$–

(1)	Affiliated issuers, as defined in the Investment Company Act of 1940 as amended.

µ	All or a portion of this security is pledged in connection with the Fund’s loans payable.

For information on the Fund’s significant accounting policies, please refer to the Fund’s most recent shareholder report.

Item 2. Controls and Procedures.
(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)), as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.
The certifications required by Rule 30a-2(a) of the 1940 Act are filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman MLP Income Fund Inc.

By:	/s/ Robert Conti Robert Conti Chief Executive Officer and President

Date:  October 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti Robert Conti Chief Executive Officer and President

Date:  October 29, 2014

By:	/s/ John M. McGovern John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date:  October 29, 2014